PRUDENTIAL INVESTMENT PORTFOLIOS 5
Prudential Small-Cap Value Fund

Supplement Dated July 2, 2013 to the Prospectus dated September 28, 2012

This supplement amends the Prospectus of the Prudential Small-Cap Value Fund dated September 28, 2012, and is in addition to any existing supplements to the Fund’s Prospectus.

The table and footnotes in the section entitled “How to Buy, Sell and Exchange Fund Shares- Reducing or Waiving Class A’s Initial Sales Charge” is deleted and replaced with the following:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to 499,999*	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.

** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer allowance is .25%.

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